Net Income (Loss) Per Share - Summary of Computation of Basic EPS and Diluted EPS (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Numerator
Net loss attributable to Viking Holdings Ltd	$ (54,380)	$ (105,473)
Denominator
Weighted-average ordinary shares and special shares - Basic	445,883	442,910
Weighted-average ordinary shares and special shares - Diluted	445,883	442,910
Basic EPS	$ (0.12)	$ (0.24)
Diluted EPS	$ (0.12)	$ (0.24)